UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 29, 2014

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

350 Fellowship Road, Suite 101, Mount Laurel, New Jersey	08054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(856) 691-7700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01.            Regulation FD Disclosure.

On July 29, 2014, Sun Bancorp, Inc. (the “Company”) distributed copies of the presentation regarding the Company’s financial performance that members of the executive management team of the Company will deliver to analysts and investors on July 30, 2014 at the 15th Annual KBW Community Bank Investor Conference.  Copies of the slides used in the presentation are being furnished herewith in Exhibit 99 and are incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K, including the attached slide presentation, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except as shall be specifically set forth in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                Description

99                                Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
Date: July 29, 2014	By:	/s/ Neil Kalani
Neil Kalani Senior Vice President and Chief Accounting Officer